                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported)      January 30, 1998
                                                        ------------------------

                            ClinTrials Research Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         33-69586                                      62-1406017
--------------------------------------------------------------------------------
  (Commission File Number)                  (IRS Employer Identification No.)

 20 Burton Hills Boulevard, Suite 500, Nashville, Tennessee         37215
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                 (Zip Code)

                                  615-665-9665
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         In order to inform the marketplace, the Registrant attaches a press release dated January 30, 1998 and incorporates it herein by reference.

         See attached press release as Exhibit No. 1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ClinTrials Research Inc.
                                      ------------------------------------------
                                                   (Registrant)

Date February 2, 1998              By /s/ Mary A. Chaput
     ----------------                 ------------------------------------------
                                                       (Signature)
                                      Mary A. Chaput
                                      Vice President and Chief Financial Officer